SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest reported event): November 12, 2012

BEAZER HOMES USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1000 Abernathy Road, Suite 260
Atlanta Georgia 30328
(Address of Principal Executive Offices)
(770) 829-3700
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
On November 12, 2012, Beazer Homes USA, Inc. issued a press release and held a conference call announcing results of operations for the fiscal years months ended September 30, 2012. A copy of the press release is attached hereto as exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal Year 2013 Executive Long-Term Incentive Compensation Plan
On November 8, 2012, the Compensation Committee of the Board of Directors (the “Committee”) of Beazer Homes USA, Inc. (the “Company”) approved a long-term performance cash incentive plan (the “Cash Plan”) as a substitute for a portion of the Company's long-term equity-based incentive plan. The Company's three named executive officers (“NEOs”), Allan P. Merrill, President and Chief Executive Officer, Robert L. Salomon, Executive Vice President and Chief Financial Officer, and Kenneth F. Khoury, Executive Vice President, General Counsel and Chief Administrative Officer, and certain other senior corporate officers are participants in the Cash Plan. In recent years, equity grants made up all or substantially all of the long-term incentive compensation opportunity for the NEOs. For fiscal year 2013, the Committee determined that it would be beneficial to use remaining shares available for issuance under the Company's 2010 Equity Incentive Plan primarily for eligible employees other than NEOs, in amounts sufficient to make meaningful grants for fiscal years 2013 and 2014. As a result, a number of equity awards were shifted away from the NEOs. The Committee determined to make up the shortfall in long-term incentive compensation for NEOs, which remains targeted at the bottom quartile of peer companies, through implementation of performance-based cash awards under the Cash Plan. In order to emphasize the strategic priority of returning the Company to profitability at the earliest time, the Cash Plan is designed to incent growth in revenue and gross margin, which the Committee believes is crucial to returning the Company to profitability, measured at the end of a three-year period.
Accordingly, for fiscal year 2013, the long-term incentive compensation opportunity for NEOs is made up of stock options, performance shares and performance cash under the Cash Plan. The terms of such stock options and performance shares are similar to the equivalent awards for fiscal year 2012 in all material respects although the number of shares awarded is less than for fiscal year 2012. Under the Cash Plan, NEOs can earn cash awards based on the three-year improvement in gross margin dollars (as defined in the Cash Plan). The three year increase in gross margin dollars is the excess of gross margin dollars for fiscal year 2015 over the gross margin dollars for the base year (fiscal year 2012). The payout percentage will equal the percentage increase in gross margin dollars at the end of fiscal year 2015 over fiscal year 2012 with a threshold required to receive any payment set at a 69.6% increase. Target compensation (as described below) will be earned if the Company achieves a 100% increase in gross margin dollars and the maximum award is set at an increase of 216.7%. The payout percentage achieved will be multiplied by the target compensation under the Cash Plan, which for Mr. Merrill is 100% of his $900,000 base salary and for Messrs. Salomon and Khoury 75% of their $450,000 base salaries.
Fiscal Year 2013 Executive Annual Incentive Compensation Plan
The Committee also established performance target levels under the annual bonus plan for NEOs for fiscal year 2013 (the “2013 Bonus Plan”), which is substantially similar to the annual bonus plan for fiscal year 2012 that is described in the Company's definitive proxy statement on Schedule 14A dated December 22, 2011. Under the 2013 Bonus Plan, 75% of the opportunity continues to be based on achievement of certain target earnings before interest, taxes, depreciation and amortization, after certain adjustments. Under the 2013 Bonus Plan, the remaining 25% of the opportunity is earned if certain safety, construction quality, customer satisfaction and sales goals are achieved. Threshold, target and maximum opportunities for our NEOs as a percentage of base salary are as follows: Mr. Merrill (50%/100%/150%) and Messrs. Salomon and Khoury (45%/90%/135%).

Item 7.01.	Regulation FD Disclosure
On November 13, 2012 Beazer Homes USA Inc. (the “Company”) determined that an inadvertent disclosure of material non-public information had occurred the prior day.  In a call with a securities analyst after the Company's earnings conference call, a representative of the Company unintentionally disclosed that sales in October 2012 were up approximately 20% year over year. In the same conversation, the Company representative confirmed disclosure from the Company's conference call, namely that management does not expect to generate meaningful growth in new home orders for fiscal year 2013.

This Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. The Company does not intend to update this information or release similar information in the future.

The information under Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01.	Other Events
A copy of the conference call transcript is furnished hereto as exhibit 99.2.
The information under Item 8.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 8.01 in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits

99.1	Earnings Press Release dated November 12, 2012
99.2	Transcript of Earnings Conference Call held November 12, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: November 13, 2012	By:	/s/ Robert L. Salomon
Robert L. Salomon Executive Vice President and Chief Financial Officer